UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2008

ONCOLIN THERAPEUTICS, INC.
(Name of small business issuer specified in its charter)

Nevada	000-51541	88-0507007
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

6750 West Loop South, Suite 790
Bellaire, Texas 77401
(Address of principal executive offices)

(832) 426-7907

(800) 861-1175 [Fax]
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants.

On May 22, 2008, the Board of Directors determined not to retain Thomas Leger & Co., L.L.P. (“Former Accountant”) as Oncolin’s independent auditors.  There have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure since their engagement in May 2006.

The Former Accountant’s reports on the financial statements of the Registrant for the fiscal years ended March 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. During the company’s two most recent fiscal years ended March 31, 2007 and 2006, and for the interim period ended May 22, 2008, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant provided the Former Accountant with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of the Former Accountant’s letter to the SEC, dated June 2, 2008, stating that it agrees with the statements concerning their firm contained herein.

On May 22, 2008, the Board of Directors of Oncolin announced their decision to retain the Certified Public Accounting firm of GBH CPAs, P.C. (“GBH”) to serve as our independent Certifying Accountant for the fiscal year ended March 31, 2008.  The previous Certifying Accountant was not retained due to financial considerations.  This change was not due to any disagreement with management or with the policies, systems, controls or procedures of Oncolin.

During the Company’s two most recent fiscal years ended March 31, 2006 and March 31, 2007 and through May 22, 2008, neither the Company nor anyone acting on behalf of the Company consulted with GBH regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that GBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. The Company did not consult with GBH regarding any of the matters or events set forth in Item 304(a) (2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter from prior Independent Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOLIN THERAPEUTICS, INC.

Date: June 2, 2008	By:	/s/ Steven M. Plumb, CPA
Steven M. Plumb
Chief Financial Officer and Principal Accounting Officer